BRANDES GLOBAL OPPORTUNITIES VALUE FUND

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Supplement dated May 10, 2019 to
Summary Prospectus dated January 31, 2019

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Brandes Investment Partners, L.P., the Advisor to the Brandes Global Opportunities Value Fund (the “Fund”), has recommended, and the Board of Trustees of Brandes Investment Trust has approved, the liquidation and termination of the Fund. The Advisor’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Advisor did not anticipate that the Fund would experience meaningful growth in the foreseeable future. The liquidation is expected to occur on June 28, 2019. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective May 13, 2019, the Fund will no longer accept purchases of new shares. Beginning June 21, 2019, the Fund’s assets will be converted into cash and cash equivalents, as a result the Fund will no longer pursue its stated investment objective and policies effective June 21, 2019. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by June 28, 2019, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to June 28, 2019 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (800) 395-3807 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Summary Prospectus.